UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 11, 2020

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.000001 per share	ATVI	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)          On June 11, 2020, Activision Blizzard, Inc. (the “Company”) held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020 (the “Proxy Statement”).

(b)          The following is a brief description of each matter voted on at the Annual Meeting and the manner with respect to which votes were cast with respect to each matter and the number of abstentions and “broker non-votes” with respect to each matter, other than Proposal No. 3, with respect to which there are no broker non-votes.

Proposal No. 1: The following ten directors were elected to serve one-year terms expiring at the Company’s 2021 Annual Meeting of Stockholders, and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

	For	Against	Abstain	Broker Non-Vote
Reveta Bowers	625,976,063	8,856,277	275,921	44,560,631
Robert J. Corti	615,777,320	18,893,018	437,923	44,560,631
Hendrik Hartong III	632,273,191	2,498,829	336,241	44,560,631
Brian G. Kelly	620,821,239	13,846,181	440,841	44,560,631
Robert A. Kotick	631,237,350	3,577,348	293,563	44,560,631
Barry Meyer	627,328,453	7,477,668	302,140	44,560,631
Robert Morgado	597,587,527	37,174,257	346,477	44,560,631
Peter Nolan	633,568,944	1,204,340	334,977	44,560,631
Dawn Ostroff	634,251,728	586,820	269,713	44,560,631
Casey Wasserman	628,012,417	6,768,587	327,257	44,560,631

Proposal No. 2: A non-binding, advisory proposal on the compensation of the Company’s executive officers named in the “Summary Compensation Table” in the Company’s Proxy Statement, as disclosed in that Proxy Statement pursuant to Item 402 of Regulation S-K, was approved.

For	Against	Abstain	Broker Non-Votes
359,591,521	273,966,895	1,549,845	44,560,631

Proposal No. 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 was ratified.

For	Against	Abstain
666,606,185	12,526,470	536,237

Proposal No. 4: A stockholder proposal regarding political disclosures, was approved.

For	Against	Abstain	Broker Non-Votes
357,184,580	252,733,870	25,189,811	44,560,631

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2020

ACTIVISION BLIZZARD, INC.

By:	/s/ Chris B. Walther
Chris B. Walther
Chief Legal Officer